AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 1st Quarter 2015

For the periods ended March 31, 2015, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the quarter, 1-, 3-, 5-, and 10-year periods by 11, 68, 42, 29, and 44 basis points, respectively. On a net basis, the HIT outperformed the benchmark for the 1-year period by 23 basis points, as shown below.

Performance for periods ended March 31, 2015 (Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.72%	6.40%	3.52%	4.70%	5.37%
HIT Total Net Rate of Return	1.60%	5.95%	3.08%	4.24%	4.92%
Barclays Capital Aggregate Bond Index	1.61%	5.72%	3.10%	4.41%	4.93%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Markets were very volatile during the quarter as investors reacted to weak U.S. and foreign economic data, central bank actions, and geopolitical concerns. U.S. Treasury rates fell in January, rose in February and fell again in March.  Some of this Treasury volatility was due to uncertainty about the timing of an increase in the Federal Funds rate, which has been targeted at 0 to 0.25% for over six years. Interest rates fell for the quarter as a whole, resulting in positive returns for the investment grade fixed-income market.

Positive contributions to the HIT’s performance in the first quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance by agency multifamily MBS as spreads to Treasuries tightened across products.  FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificates spreads tightened by 4 and 12 basis points (bps), respectively.  Fannie Mae DUS spreads also contracted across most structures.  The benchmark Fannie Mae 10/9.5s and intermediate duration 7/6.5s both tightened by approximately 1 bp.  The HIT had 21.1% invested in DUS securities across various structures at the end of March. Offsetting this tightening to some extent was price compression for high premium priced assets as rates fell across the curve.

●
Weak performance by agency single family MBS (RMBS), the worst performing major sector in the index with excess returns of -50 bps.  The HIT is underweight in RMBS with an allocation of 26.3% versus 28.2% in the Barclays Aggregate at the end of March.

Negative impacts to the HIT’s performance included:

●
Strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate, with excess returns of 27 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 23.6% of the index as of March 31, 2015.

●
The portfolio’s underweight to Treasuries as this sector posted the second highest total return of all the major sectors. The HIT ended the month with an 8.7% allocation versus 36.1% for the Barclays Aggregate.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the

AFL-CIO HOUSING INVESTMENT TRUST                       2015 Q1 Highlights

Barclays Aggregate. Those returns were -19, 11, 21, and 18 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Approximately 94% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee compared to less than 72% for the Barclays Aggregate as of March 31, 2015.

●	The HIT’s relative short duration as interest rates declined across the curve. Two-, 5-, 10-, and 30-year Treasury rates fell by 11, 28, 25, and 22 bps, respectively.

Fixed-income remains an important asset class for diversified portfolios in this uncertain and volatile environment due to low levels of current and expected inflation in the U.S, Europe and elsewhere. Long-term investors seeking income, high credit quality, and diversification should consider the HIT.

First Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	1.64%	0	5.73
Agencies	1.21%	-3	4.11
Single family agency MBS (RMBS)	1.06%	-50	3.54
Corporates	2.32%	27	7.41
Commercial MBS (CMBS)	1.77%	37	4.47
Asset-backed securities (ABS)	0.90%	14	2.53
Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	12/31/2014	3/31/15	Change
3 Month	0.041%	0.023%	-0.018%
6 Month	0.119%	0.135%	0.016%
1 Year	0.216%	0.232%	0.016%
2 Year	0.666%	0.557%	-0.109%
3 Year	1.071%	0.880%	-0.191%
5 Year	1.654%	1.371%	-0.283%
7 Year	1.972%	1.708%	-0.264%
10 Year	2.172%	1.924%	-0.248%
30 Year	2.752%	2.537%	-0.215%
               Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO HOUSING INVESTMENT TRUST                      2015 Q1 Highlights

Portfolio Data as of March 31, 2015

Net Assets	$5,077,691,942
Portfolio Effective Duration	4.691 years
Portfolio Average Coupon	3.49%
Portfolio Current Yield	3.35%
Portfolio Yield to Worst	2.28%
Convexity	0.080
Maturity	9.405 years
Average Price	105.78
Number of Holdings	918

Portfolio Percentage in Each of the Following Categories: 1

Multifamily MBS	57.98%
Agency Single-Family MBS	26.30%
U.S. Treasury	8.70%
AAA Private-Label CMBS	2.84%
Cash & Short-Term Securities	4.18%

Portfolio Percentage in Each of the Following Categories: 1

Agency Single-Family MBS	26.30%
CMBS – Agency Multifamily*	53.32%
U.S. Treasury Notes/Bonds	8.70%
State Housing Permanent Bonds	5.63%
State Housing Construction Bonds	1.72%
Direct Construction Loan	0.15%
Cash & Short-Term Securities	4.18%
               * Includes multifamily MBS (48.20%), AAA Private-Label CMBS (2.84%), and multifamily Construction MBS (2.28%).

Geographical Distribution of Long-Term Portfolio:2

West	7.78%
Midwest	15.47%
South	3.51%
East	22.73%
National Mortgage Pools	50.51%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                      2015 Q1 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	4.18%	5-5.99 years	4.36%
0-0.99 years	10.42%	6-6.99 years	4.59%
1-1.99 years	12.55%	7-7.99 years	5.96%
2-2.99 years	15.56%	8-8.99 years	7.99%
3-3.99 years	12.62%	9-9.99 years	4.34%
4-4.99 years	11.11%	Over 10 years	6.32%

Maturity Distribution (based on average life):

0 – 1 year	5.65%
1 – 2.99 years	18.03%
3 – 4.99 years	34.31%
5 – 6.99 years	14.09%
7 – 9.99 years	13.83%
10 – 19.99 years	10.25%
Greater than 20 years	3.84%

Quality Distribution: 3

U.S. Government or Agency	86.89%
AAA	3.36%
AA	4.22%
A	1.20%
Not Rated	0.15%
Cash	4.18%

Bond Sector Distribution: 3,4

MBS	90.92%
Treasury	9.08%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.